SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 26, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-6)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2001-6
                 ----------------------------------------------

                                 April 26, 2001

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

      On April 26, 2001, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before April 1, 2001) as of April 1, 2001 of $900,071,170.47. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $45,003,558.52. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of April 1, 2001 was 2,448. The weighted average interest rate on the Mortgage Loans (before deduction of the servicing fee) (the "Note Rate of the Mortgage Loans") as of April 1, 2001 was 7.121%. The weighted average remaining term to maturity of the Mortgage Loans (after giving effect to all partial prepayments made on the Mortgage Loans prior to April 1, 2001) as of April 1, 2001 was 320.83 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to March 1, 1995 or after May 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of April 1, 2001 was 358.75 months.

      None of the Mortgage Loans has a scheduled maturity later than May 1, 2029. Each Mortgage Loan had an original principal balance of not less than $237,500 nor more than $1,400,000. Mortgage Loans having an aggregate Adjusted Balance of $38,894,166 as of April 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of April 1, 2001 was 69.2%. No more than $11,110,304 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the Mortgage Loan that the

--------

1 Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated April 24, 2001 (consisting of a Prospectus Supplement dated April 24, 2001 and a Core Prospectus dated April 23, 2001), relating to the REMIC Pass-Through Certificates, Series 2001-6.

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 71% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates ("NNRs") less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $47,595,653 and $852,475,518, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.516% and 7.155%, respectively. The weighted average remaining term to maturity (after giving effect to all partial prepayments made on the Mortgage Loans prior to the Cut-off Date) of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 324.44 months and 320.63 months, respectively.

      The Special Hazard Loss Amount as of April 1, 2001 was $11,112,198.31.

      The Fraud Loss Amount as of April 1, 2001 was $9,000,711.70.

      The Bankruptcy Loss Amount as of April 1, 2001  was $100,000.00.

      The aggregate Initial Principal Amount of the Class A Certificates as of April 1, 2001 was $884,319,591.00.

      The aggregate Initial Principal Amount of the Class M Certificates as of April 1, 2001 was $4,950,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of April 1, 2001 was $3,601,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of April 1, 2001 was $1,800,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of April 1, 2001 was $1,800,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of April 1, 2001 was $1,800,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of April 1, 2001 was $1,800,579.47.

      The Subordinated Certificate Percentage is 1.750037106707%.*

      The Class M Subordination Percentage is 1.200080596333%.*

      The Class B-1 Subordination Percentage is 0.800001122827%.*

      The Class B-2 Subordination Percentage is 0.600016937236%.*

      The Class B-3 Subordination Percentage is 0.400032751645%.*

      The Class B-4 Subordination Percentage is 0.200048566054%.*


--------

* Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 26, 2001